Exhibit 10.2

STABLES – JTVT II & III	Document 4 of 4

MANAGEMENT AGREEMENT
AMENDMENT NO. ONE – April 30, 2003

This Amendment No. ONE entered into on the 30th day of April, 2003, at Miami, Oklahoma by the parties of the Management Agreement dated December 12, 1996, approved by the NIGC on January 14, 1997. The parties, as defined in the Management Agreement are the “Modoc Tribe”; and the “Miami Tribe”; and as joint venture partners hereafter referred to as “Tribe”; and Butler National Service Corporation hereafter referred to as “Manager”; and for approval the National Indian Gaming Commission hereafter referred to as “Commission”.

1.0           Recitals.

1.1	The Tribe desires to amend the Management Agreement entered into on December 12, 1996 and approved by the Commission on January 14, 1997.

1.2	The Manager desires to amend the Management Agreement entered into on December 12, 1996 and approved by the Commission on January 14, 1997.

1.3	The date the Enterprise opened for business to the public to offer Class II and Class III Gaming as defined in section 3.1 Engagement of Manager is September 18, 1998.

1.4	The Tribe desires to revise section 3.1 Engagement of Manager to extend the term of the Management Agreement through September 30, 2008.

1.5	The Manager desires to revise section 3.1 Engagement of Manager to extend the term of the Management Agreement through September 30, 2008.

1.6
The Tribe desires to revise section 7.1 Compensation of Manager from thirty percent (30%) to twenty percent (20%), and the distribution from seventy (70%) to eighty (80%) to the Tribe [forty percent (40%) to the Miami Tribe plus forty percent (40%) to the Modoc Tribe].

1.7
The Manager desires to revise section 7.1 Compensation of Manager from thirty percent (30%) to twenty percent (20%) and the distribution from seventy (70%) to eighty (80%) to the Tribe [forty percent (40%) to the Miami Tribe plus forty percent (40%) to the Modoc Tribe].

1.8	The Manager desires to revise section 8.0 Notice to reflect its current address as 19920 W. 161st Street, Olathe, Kansas 66062.

STABLES – JTVT II & III	Document 4 of 4

MANAGEMENT AGREEMENT
AMENDMENT NO. ONE – April 30, 2003

1.9	Tribe and Manager desire that all other provisions of the Management Agreement continue through September 30, 2008.

AMENDMENT NO. 1 – April 30, 2003

STABLES – JTVT II & III	Document of

MANAGEMENT AGREEMENT
AMENDMENT NO. ONE – April 30, 2003

2.0	Definitions.

All definitions are to remain as defined in the MANAGEMENT AGREEMENT unless revised by the Amendment No. ONE.

3.0	Incorporation by Reference.

This Amendment No. ONE incorporates the Management Agreement by this reference.

4.0	Covenants.

In consideration of the foregoing Recitals, the parties agree and covenant as follows:

4.1
Revision to section 3.1 Engagement of Manager.  Section 3.1, paragraph one, is hereby revised to read as follows:  Tribe hereby retains and engages Manager and Manager accepts such retention and engagement, for a second term of five (5) years, commencing September 18, 2003 through September 30, 2008.

4.2
Revision to section 7.1 Compensation.  Section 7.1, paragraph two, is hereby revised to read as follows:  Such Net Profits shall be designated for distribution by the Management Committee eighty percent (80%) to the Tribe [forty percent (40%) to the Miami Tribe plus forty percent (40%) to the Modoc Tribe] and twenty (20%) to the Manager.

4.3	Revision to section 8.0 Notice. Section 8.0, MANAGER, is hereby revised to read as follows: President, BUTLER NATIONAL SERVICE CORPORATION, 19920 W. 161st Street, Olathe, Kansas 66062.

(The remainder of this page is intended to be blank.)

AMENDMENT NO. 1 – April 30, 2003

STABLES – JTVT II & III	Document of

MANAGEMENT AGREEMENT
AMENDMENT NO. ONE – April 30, 2003

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. ONE the day and year first above written.

MODOC TRIBE	MODOC TRIBE OF OKLAHOMA
A Federally recognized Indian Tribe

By: /s/ Bill G. Follis
Bill G. Follis, Its Chief

ATTEST:

Secretary

MIAMI TRIBE	MIAMI TRIBE OF OKLAHOMA
A Federally recognized Indian Tribe

By: /s/ Floyd E. Leonard
Floyd E. Leonard, Its Chief

ATTEST:

Secretary

MANAGER:	BUTLER NATIONAL SERVICE CORPORATION
A Kansas Corporation

By: /s/ Clark D. Stewart
Clark D. Stewart, President
Its authorized officer

ATTEST:

/s/ Secretary

APPROVED:	NATIONAL INDIAN GAMING COMMISSION
UNITED STATES DEPARTMENT OF THE INTERIOR

By:
Its Chairwoman

AMENDMENT NO. 1 – April 30, 2003